Exhibit 99.1
-MORE-
Contacts: Dolph Baker, Chairman and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS, INC. ANNOUNCES RETIREMENT
OF MICHAEL CASTLEBERRY AND PROMOTIONS OF FINANCE TEAM
RIDGELAND,

Miss.

(November

18,

2021)

—

Cal-Maine

Foods,

Inc.

(NASDAQ:

CALM)

today
announced that

Michael D.

(Mike) Castleberry,

Vice President

and Controller

and the

Company’s
principal

accounting

officer,

will

retire

from

Cal-Maine

Foods

effective

early

January

2022.
Castleberry has held this position since 2014 after serving as Director of Accounting since 2013.
Matt Glover has

been named

Vice President –

Accounting and will

transition to the

role of
principal accounting

officer effective

November 29, 2021.

Glover has served

as Director of Financial
Reporting

for Cal-Maine

Foods

since

2019.

He previously

was a

Senior

Audit

Manager

at BKD,

LLP, for
ten years where he

worked with audit clients in a

variety of industries. Glover holds a Bachelor of
Accountancy

degree and a Master of Accountancy

degree from the University

of Mississippi.

He is a
Certified

Public

Accountant.

Jia Scott

has been

named Vice

President –

Treasury. Scott

has served

as Director

of Taxation
for Cal-Maine

Foods since

November 2013.

Prior to

this position,

she was

Vice President

of Taxation
of

Parkway

Properties

Inc.

and

held

other

senior

financial

positions

at

various

publicly

traded
companies where

she played

a leading

role in

accounting, debt

management and

treasury services.
In addition to

her tax and

treasury work at

Cal-Maine Foods, she

also helps oversee

the Company’s
philanthropic

efforts

and

sustainability initiatives.

Scott

holds

a

Bachelor

of

Accountancy

degree
from

Jackson

State

University,

a

Master

of

Accountancy

degree

from

Millsaps

College

and

is

a
Certified Public Accountant.
Rhonda Whiteman

has been

promoted to

Vice President

- Operational

Accounting. Whiteman
joined

Cal-Maine

Foods

in

2012

and

has

held

numerous

financial

positions

in

areas

including
accounts

payable,

purchasing,

analytics

and

accounting

management

across

the

Company.

She
most recently

served as

Director of

Operations Accounting,

where she

has utilized

a strong

working
knowledge of

the Company’s

enterprise-wide procedures

and field

operations to

support continuous
improvement

initiatives.

Whiteman

holds

a

Bachelor

of

Business

Administration

degree

from
Mississippi State University.

The new

appointments for

Glover, Scott

and Whiteman

are effective

November 29,

2021,
and they will each report directly to Max

Bowman,

Vice President

and Chief

Financial

Officer.

Commenting on the

announcements, Dolph Baker,

chairman and

chief executive officer

of
Cal-Maine

Foods,

Inc.,

stated,

“Mike

Castleberry

has served as

a valued accounting and financial
advisor, and we are very grateful for his leadership and dedicated service to the Company. He has played an integral role on

our management team through a period of

tremendous growth for Cal-
Maine Foods. We will certainly

miss his considerable

insight and

wisdom, and

we wish

him all

the
best in his retirement.
“Matt Glover

is well

qualified to

assume this

important new

role, having

managed all

our
financial reporting

and SEC

filings while

utilizing his

technology experience

to enhance

our reporting
processes

and

procedures.

Since

joining

Cal-Maine

Foods,

he

has

worked

closely

with

Mike
Castleberry and will continue to benefit from his expertise to ensure a smooth transition. Jia Scott has

extensive

experience

in

taxation

and

treasury,

both

at

Cal-Maine

Foods

and

with

other
companies and

industries. Rhonda

Whiteman is

very familiar

with our

systems and

processes across
the Company and understands the financial management and

needs of our operating facilities. We
are confident in each of

these managers’ capabilities and commitment as

they take on these new
leadership roles

for Cal-Maine

Foods. We

are fortunate

to have

a

strong finance

and accounting
team, and we look forward to working together as we continue to execute our growth strategy.”

Cal-Maine Foods Announces Retirement of Michael Castleberry and Promotions of Finance

Team

November 18, 2021
-END-
Cal-Maine Foods, Inc.

is primarily engaged

in the production,

grading, packing, marketing
and sale of fresh shell eggs,

including conventional, cage-free, organic

pasture-raised, free-range
and nutritionally enhanced

eggs. The Company, which

is headquartered in Ridgeland,

Mississippi,
is the

largest producer

and distributor

of fresh

shell eggs

in the

United States and

sells the majority
of

its

shell

eggs

in

states

across

the

southwestern, southeastern,

mid-western

and

mid-Atlantic
regions of the United States.